Supplement dated September 14, 2012

to the Class A and Class C Shares Prospectus

for Principal Funds, Inc.

dated June 13, 2012

(as supplemented on August 8, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, under the column heading “Global Multi-Strategy” and row labeled “Inverse Floating Rate Investments”, delete “Not Applicable” and substitute “Non-Principal.”